UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 29, 2024

1st FRANKLIN FINANCIAL CORPORATION

(Exact name of Registrant, as specified in its charter)

Georgia	2-27985	58-0521233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address: 135 East Tugalo Street, P.O. Box 880, Toccoa, GA 30577
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (706) 886-7571

Former name or address, if changed since last report: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 26, 2024, the Board of Directors of 1st Franklin Financial Corporation, a Georgia corporation (the "Company") approved and adopted amendments to the Company’s Articles of Incorporation and Bylaws. The fundamental purpose and operation of the Company remains unchanged. The Company’s governing documents, however, have not been amended or updated since 1974. Therefore, the Company resolved to adopt a revised set of Articles and Bylaws to: (1) modernize the overall language of its governing documents to conform with changes in the law since 1974; (2) grant the Board of Directors greater flexibility to grow the Board as the Company continues to grow; (3) establish a more robust succession planning process for the Board and the Company’s Officers; and (4) clarify ambiguities in the documents regarding the dual roles of some Directors also serving as Company employees.

A copy of the amended articles of incorporation and bylaws is filed as exhibits to this Current Report on Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

Exhibit 3.1 Amended and Restated Articles of Incorporation
Exhibit 3.2 Amended Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Brian J. Gyomory
Name:	Brian J Gyomory
Title:	Executive Vice President and CFO

Date: March 29, 2024

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AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
1ST FRANKLIN FINANCIAL CORPORATION®

    Pursuant to GA Code Sections 14-2-1006 and 14-2-1007 (2022), 1st Franklin Financial Corporation® (“1FFC”) publishes and submits the within Amended and Restated Articles of Incorporation to amend and restate its current Articles of Incorporation as recorded with the Secretary of State of the State of Georgia. At the Corporate Offices of 1FFC in Toccoa, Georgia on the 26th day of March 2024, the Shareholders conducted a special meeting and adopted these Amended and Restated Articles of Incorporation by unanimous consent.

I.Corporate Name

The name of the corporation is 1st Franklin Financial Corporation® (“1FFC” or the “Corporation”)

II.Principal Office

The principal place of business for 1FFC is 135 E. Tugalo Street, Toccoa, GA 30577 (P.O. Box 880, Toccoa, GA 30577).

III.Legal Organization

The Corporation is organized pursuant to the provisions of the Georgia Business Corporation Code.

IV.Duration of Incorporation

The Corporation will have perpetual duration.

V.Purpose of Corporation

The purpose of the Corporation will be to engage in any lawful purpose or purposes without limitation, and to engage in other lawful businesses from time to time without limitation.

VI.Incorporator

The Incorporator for purposes of filing these Amended and Restated Articles of Incorporation is

Benjamin F. Cheek, IV
135 E. Tugalo Street
Toccoa, GA 30577

VII.Registered Agent

The Corporation’s Registered Agent is:

Mark J. Scarpitti
135 E. Tugalo Street
Toccoa, GA 30577
(Stephens County, Georgia)

VIII.Authorized Shares

Section 8.1    The corporation will have authority to issue the following shares of stock:

(1)    2,000 shares of voting common stock at $100 par value per share
(2)    198,000 shares of non-voting common stock at no ($0.00) par value per share

Section 8.2    No holder of shares of any class of the capital stock of the corporation will have preemptive rights, and the corporation will have the right to issue and to sell to any person or persons any shares of its capital stock or any option rights or any securities having conversion or option rights, without first offering such shares, rights, or securities to any holders of shares of any class of capital stock of the corporation.

Section 8.3    In addition to the powers to make distributions and purchase its own shares conferred by law, the corporation will have the power to make distributions to its shareholders out of its capital surplus, and to purchase the corporation’s own shares out of its unreserved and unrestricted capital surplus.

IX.Directors

Section 9.1 Makeup of the Board of Directors. By majority vote, the Shareholders of voting common stock will choose the size of the Board of Directors of the Corporation (at least seven (7) Directors and no more than eleven (11) Directors) and will select the Directors to serve on the Board.

Section 9.2 Authority of the Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(A)To make, alter or repeal the Bylaws of the Corporation.

(B)To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

(C)To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the way it was created.

(D)By resolution adopted at a regular or special meeting of the Board of Directors, to authorize the issuance of any series of preferred stock or any debt security of the Corporation, with full, limited or no voting power, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as will be determined by the Board of Directors.

(E)By resolution passed by a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the Directors of the Corporation, which, to the extent provided in the resolution or in the Bylaws of the Corporation, will have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees will have such name or names as may be stated in the Bylaws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

(F)When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a shareholders’ meeting duly called for that purpose to sell, lease or exchange all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other business entity or entities, as its Board of Directors will deem expedient and for the best interests of the Corporation.

Section 9.3 Vacancies.    Any Director may resign at any time, upon written notice to the Corporation. The entire Board of Directors or any individual director may be removed at any time. During the intervals between annual meetings of shareholders, any vacancy occurring in the Board of Directors caused by resignation, removal, death, or other incapacity, and any newly created Directorships resulting from an increase in the number of Directors, will be filled by a majority vote of the Directors then in office, whether a quorum. Each Director chosen to fill a vacancy, or a newly created directorship will hold office until the next election of Directors.

X.Limitation on Director and Officer Liability

No Director or Officer of the Corporation will be personally liable to the Corporation or its shareholders for monetary damages for breach of duty of care or other duty as a Director or officer, except for liability: (1) for any appropriation, in violation of his or her duties, of any business opportunity of the Corporation; (2) for acts or omissions which involve intentional misconduct or a knowing violation of the law; (3) for the types of liability set forth in Section 14-2-832 of the Code; or (4) for any transaction from which the Director received an improper personal benefit. If the Code is amended after the effective date of this Article to authorize corporate action further limiting the personal liability of Directors or officers, then the liability of a Director or officer of the Corporation will be limited to the fullest extent permitted by the Code, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation will not adversely affect any right or protection of a Director or officer of the Corporation existing at the time of such repeal or modification.

XI.Action Without Meeting

In addition to and not in limitation of any other provisions of the Code and the bylaws of the Corporation, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting of the shareholders if the action is evidenced by one or more written consents describing the action taken, signed by the shareholders who would be entitled to vote at a meeting that number of shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by groups) of votes that would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote were present and voted. No written consent signed under this provision will be valid unless the consenting shareholder has been furnished the same material that, under the Code, would have been required to be sent to shareholders in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action, or it contains an express waiver of the rights to receive such material.

XII.Amendments

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation, in the manner now or later prescribed by statute, and all rights conferred upon shareholders here are granted subject to this reservation.

    IN WITNESS WHEREOF, the undersigned executes these Amended and Restated Articles of Incorporation.

                            /s/ Benjamin F. Cheek, IV_______________
                            Benjamin F. Cheek, IV
                            Chairman, Board of Directors
                            1st Franklin Financial Corporation

Attest:                            /s/ Mark J. Scarpitti _______________
                            Mark J. Scarpitti
                            Secretary
                            1st Franklin Financial Corporation

CONSENT TO APPOINTMENT AS REGISTERED AGENT

TO:        Brad Raffesnsperger
        Secretary of State
        Ex-Officio Corporation Commissioner
        State of Georgia

    I, Mark J. Scarpitti, do hereby consent to serve as registered agent for the corporation 1st Franklin Financial Corporation®.

    This 26th day of March 2024

                            /s/ Mark J. Scarpitti _______________
                            Mark J. Scarpitti

Address of registered agent:
135 E. Tugalo Street
Toccoa, GA 30577

CERTIFICATE OF AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF 1ST FRANKLIN FINANCIAL CORPORATION®

Pursuant to Section 14-2-1007 of the Georgia Business Corporation Code, 1st Franklin Financial Corporation, a Georgia Corporation, hereby certifies that:

I.

The name of the corporation is: 1st Franklin Financial Corporation.

II.

Pursuant to Section 14-2-821 of the Georgia Business Corporation Code, the Board of Directors of the Corporation duly adopted resolutions on March 26, 2024 setting forth and declaring advisable that the Corporation amend and restate its Articles of Incorporation by deleting the provisions thereof in their entirety and substituting in lieu thereof new provisions so that, as amended and restated, the provisions shall read in their entirety as hereinafter set forth.

III.

The Amended and Restated Articles of Incorporation contain amendments which require shareholder approval.

IV.

Pursuant to Section 14-2-704 of the Georgia Business Corporation Code, a majority of the shareholders of the Corporation duly adopted on March 26, 2024 resolutions approving and adopting the Amended and Restated Articles of Incorporation.

V.

The Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments there.

VI.

The Amended and Restated Articles of Incorporation are attached here.

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Signature Page to Follow
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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amended and Restated Articles of Incorporation to be executed by its duly authorized officer this 26th day of March 2024.

/s/ Benjamin F. Cheek, IV______________
Benjamin F. Cheek, IV
Chairman, Board of Directors
1st Franklin Financial Corporation

Attest: /s/ Mark J. Scarpitti _______________
Mark J. Scarpitti
Secretary
1st Franklin Financial Corporation